Exhibit 10.3


         FIRST AMENDMENT TO AGREEMENT FOR SUPPLEMENTAL PENSION BENEFIT

This First Amendment to the Agreement for Supplemental Pension Benefit ("Amendment") made as of the 20th day of December, 2002, by and between Black Hills Corporation and its Subsidiary Companies ("Employer"), and Everett E. Hoyt ("Employee").

Whereas, Employer and Employee entered into an Agreement for Supplemental Pension Benefit ("Agreement") dated January 20, 1992; and

Whereas the parties desire to make certain amendments to the Agreement on the terms and conditions set forth herein;

Now, therefore, in consideration of the employment of Employee, and for other good and valuable consideration, the parties agree as follows:

     1. The Agreement shall be and hereby is amended to include a defined term on page (1) one as follows:

     "Pension Plan" shall mean, for purposes of this Agreement, the Employee's Defined Benefit Plan, Pension Plan and Pension Equalization Plan.

     2. Paragraph 8 of the Agreement shall be and hereby is amended to include the following provision:

     " This Agreement may be modified or amended only by a written agreement signed by the parties."

     3. The Agreement shall be and hereby is amended to include a new paragraph as follows:

     "9. INVALID PROVISIONS.

     If any provision of this Agreement, as amended by the written agreement of the parties, is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance."

     4. The Agreement, as hereby amended, contains the entire agreement of the parties regarding the subject matter hereof. Amendment shall be effective immediately upon execution by both parties.


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BLACK HILLS CORPORATION                                  EVERETT E. HOYT
By: /s/ Steven J. Helmers                                /s/ Everett E. Hoyt
Its: General Counsel and Corporate Secretary
Date: December 20, 2002                                  Date: December 20, 2002


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